                                                                    Exhibit 99.7

               Consent of Geoffrey Allan to be Named as Director


                               February 9, 2000

Insmed, Inc.
800 East Leigh Street
Richmond, Virginia  23219

                                 Insmed, Inc.
                      Registration Statement on Form S-4

Ladies and Gentlemen:

     I, Geoffrey Allan, hereby consent to be named as a director of Insmed, Inc., a Virginia corporation (the "Company"), in the Company's Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and hereby agree to serve as a director of the Company.

                                 Very truly yours,

                                 /s/ Geoffrey Allan

                                 Geoffrey Allan

             Consent of Kenneth G. Condon to be Named as Director


                               February 9, 2000

Insmed, Inc.
800 East Leigh Street
Richmond, Virginia  23219

                                 Insmed, Inc.
                      Registration Statement on Form S-4

Ladies and Gentlemen:

     I, Kenneth G. Condon, hereby consent to be named as a director of Insmed, Inc., a Virginia corporation (the "Company"), in the Company's Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and hereby agree to serve as a director of the Company.

                                 Very truly yours,

                                 /s/ Kenneth G. Condon

                                 Kenneth G. Condon

           Consent of Gustav A. Christensen to be Named as Director


                               February 9, 2000

Insmed, Inc.
800 East Leigh Street
Richmond, Virginia  23219

                                 Insmed, Inc.
                      Registration Statement on Form S-4

Ladies and Gentlemen:

     I, Gustav A. Christensen, hereby consent to be named as a director of Insmed, Inc., a Virginia corporation (the "Company"), in the Company's Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and hereby agree to serve as a director of the Company.

                                 Very truly yours,


                                 /s/ Gustav A. Christensen

                                 Gustav A. Christensen

              Consent of Graham K. Crooke to be Named as Director


                               February 9, 2000

Insmed, Inc.
800 East Leigh Street
Richmond, Virginia  23219

                                 Insmed, Inc.
                      Registration Statement on Form S-4

Ladies and Gentlemen:

     I, Graham K. Crooke, hereby consent to be named as a director of Insmed, Inc., a Virginia corporation (the "Company"), in the Company's Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and hereby agree to serve as a director of the Company.

                                 Very truly yours,


                                 /s/ Graham K. Crooke

                                 Graham K. Crooke

            Consent of Dennis J. Dougherty to be Named as Director


                               February 9, 2000

Insmed, Inc.
800 East Leigh Street
Richmond, Virginia  23219

                                 Insmed, Inc.
                      Registration Statement on Form S-4

Ladies and Gentlemen:

     I, Dennis J. Dougherty, hereby consent to be named as a director of Insmed, Inc., a Virginia corporation (the "Company"), in the Company's Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and hereby agree to serve as a director of the Company.

                                 Very truly yours,


                                 /s/ Dennis J. Dougherty

                                 Dennis J. Dougherty

            Consent of Steinar J. Engelsen to be Named as Director


                               February 9, 2000

Insmed, Inc.
800 East Leigh Street
Richmond, Virginia  23219

                                 Insmed, Inc.
                      Registration Statement on Form S-4

Ladies and Gentlemen:

     I, Steinar J. Engelsen, hereby consent to be named as a director of Insmed, Inc., a Virginia corporation (the "Company"), in the Company's Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and hereby agree to serve as a director of the Company.

                                 Very truly yours,

                                 /s/ Steinar J. Engelsen

                                 Steinar J. Engelsen

             Consent of Edgar G. Engleman to be Named as Director


                               February 9, 2000

Insmed, Inc.
800 East Leigh Street
Richmond, Virginia  23219

                                 Insmed, Inc.
                      Registration Statement on Form S-4

Ladies and Gentlemen:

     I, Edgar G. Engleman, hereby consent to be named as a director of Insmed, Inc., a Virginia corporation (the "Company"), in the Company's Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and hereby agree to serve as a director of the Company.

                                 Very truly yours,

                                 /s/  Edgar G. Engleman

                                 Edgar G. Engleman